EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-63046) of Financial Industries Corporation of our report dated July 29, 2005 appearing on page F-2 of this Form 10-K.





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PricewaterhouseCoopers LLP
Dallas, Texas
July 29, 2005



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